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                                                                      Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Directors of Alcoa Inc. (the "Company") hereby constitute and appoint RICHARD B. KELSON, WILLIAM B. PLUMMER, TIMOTHY S. MOCK AND DONNA C. DABNEY, or any of them, their true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act on an unallocated basis of up to $5 billion of securities (plus any amount remaining available for issuance under and carried forward from the Company's Registration Statement No. 333-59044), including, but not limited to, debt, preferred, common or hybrid, including convertible, securities of the Company; stock purchase contracts, stock purchase units and warrants to purchase debt or equity securities of the Company; and preferred securities of an affiliate of the Company (including without limitation Alcoa Trust I) and related guarantees thereof by the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of each of the undersigned in the capacity of Director of the Company to any registration statement to be filed with the Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or any such amendments or supplements thereto; and the undersigned hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents on the date set opposite their names below.


/s/ Joseph T. Gorman                            November 9, 2001
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Joseph T. Gorman


/s/ Judith M. Gueron                            November 9, 2001
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Judith M. Gueron


/s/ Sir Ronald Hampel                           November 9, 2001
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Sir Ronald Hampel


/s/ John P. Mulroney                            November 9, 2001
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John P. Mulroney


/s/ Henry B. Schacht                            November 9, 2001
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Henry B. Schacht

/s/ Franklin A. Thomas                          November 9, 2001
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Franklin A. Thomas


/s/ Marina v.N. Whitman                         November 9, 2001
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Marina v.N. Whitman


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                                POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Vice
President, Alcoa Business Support Services and Controller of Alcoa Inc. (the "Company") hereby constitutes and appoints RICHARD B. KELSON, WILLIAM B. PLUMMER AND DONNA C. DABNEY, or any of them, his true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or may be required to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, in connection with the registration under the Act on an unallocated basis of up to $5 billion of securities (plus any amount remaining available for issuance under and carried forward from the Company's Registration Statement No. 333-59044), including, but not limited to, debt, preferred, common or hybrid, including convertible, securities of the Company; stock purchase contracts, stock purchase units and warrants to purchase debt or equity securities of the Company; and preferred securities of an affiliate of the Company (including without limitation Alcoa Trust I) and related guarantees thereof by the Company, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of the undersigned in the capacity of Principal Accounting Officer of the Company to any registration statement to be filed with the Commission in respect of said securities, to any and all pre-effective amendments, post-effective amendments and supplements to any such registration statement, and to any instruments or documents filed as part of or in connection with any such registration statement or any such amendments or supplements thereto; and the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents on the date set opposite his name below.

/s/ Timothy S. Mock                                           November 9, 2001
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Timothy S. Mock
Vice President, Alcoa Business Support
Services and Controller